SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2018

Cigna Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On December 20, 2018, Cigna Corporation (the "Company" or “Cigna”) filed a Current Report on Form 8-K (the "Form 8-K") in connection with the completion, on December 20, 2018, of the previously announced merger, pursuant to which Cigna Holding Company (formerly Cigna Corporation) (“Old Cigna”) and Express Scripts Holding Company (“Express Scripts”) became direct wholly owned subsidiaries of the Company (the “Merger”).

This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.  The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K.  It does not purport to represent the actual results of operations that Old Cigna and Express Scripts would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Merger.  Except as described above, all other information in the Company’s Current Report on Form 8-K filed on December 20, 2018 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheet of Express Scripts as of December 31, 2017 and December 31, 2016 and consolidated statements of operations, comprehensive income, changes in stockholders' equity and cash flows for each of the three years ended December 31, 2017, 2016 and 2015 and related notes are included as Exhibit 99.1 to this Form 8-K/A.

The unaudited consolidated balance sheet of Express Scripts as of September 30, 2018 and consolidated statements of operations, comprehensive income, changes in stockholders' equity and cash flows for the three and nine months ended September 30, 2018 and 2017 and related notes are included as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The required unaudited pro forma combined financial information of Old Cigna and Express Scripts as of and for the nine months ended September 30, 2018 and the year ended December 31, 2017 are included as Exhibit 99.3.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Express Scripts Holding Company
99.1
Audited consolidated balance sheet of Express Scripts as of December 31, 2017 and December 31, 2016 and consolidated statements of operations, comprehensive income, changes in stockholders' equity and cash flows for each of the three years ended December 31, 2017, 2016 and 2015 and related notes

99.2
Unaudited consolidated balance sheet of Express Scripts as of September 30, 2018 and consolidated statements of operations, comprehensive income, changes in stockholders' equity and cash flows for the three and nine months ended September 30, 2018 and 2017 and related notes

99.3	Unaudited pro forma combined financial information of Old Cigna and Express Scripts as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: March 8, 2019	By: /s/ Eric P. Palmer
Eric P. Palmer
Executive Vice President and
Chief Financial Officer